UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2022

Seagen Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

21823 30th Drive SE

Bothell, Washington 98021

(Address of principal executive offices, including zip code)

(425) 527-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SGEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 12, 2022, the board of directors of Seagen Inc., a Delaware corporation (the “Company”), adopted, effective immediately, amended and restated bylaws of the Company (as amended, the “Amended and Restated Bylaws”). Among other changes, the Amended and Restated Bylaws:

•	update provisions regarding the conduct of business at meetings of stockholders to provide additional flexibility in the conduct of such meetings; and

•

unless the Company consents in writing to the selection of an alternative forum, designate, to the fullest extent permitted by law, (A) certain Delaware courts as the forum for (i) any derivative claim brought on behalf of the Company, (ii) any claim for breach of a fiduciary duty owed by any director, officer or other employee of the Company, (iii) any claim arising out of or relating to the General Corporation Law of Delaware (“DGCL”) (including any claims for which DGCL confers jurisdiction to such courts) and claims governed by the internal affairs doctrine and (iv) any claim arising out of or related to the Company’s organizational documents (including claims seeking to interpret, apply, enforce or determine the validity of such documents); and (B) the federal district courts as the forum for any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

The Amended and Restated Bylaws also include updates for current provisions of the DGCL and include certain other clarifying, administrative, conforming, ministerial and related revisions related to, among other things, director nominations, notice provisions, naming of proxies, electronic board consents and delivery of communications to the Company.

The foregoing summary does not purport to be a complete description of the changes made to the Amended and Restated Bylaws and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Seagen Inc.

104	Cover page interactive data file (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGEN INC.

By:	/s/ Jean I. Liu
Jean I. Liu
Chief Legal Officer

Date: April 15, 2022